EX 99-1

                                                    Vectren Corporation

                                                    P.O. Box 209

                                                    Evansville, IN 47702-0209

FOR IMMEDIATE RELEASE

October 21, 2003
                               Vectren Corporation
                       Reports Third Quarter 2003 Results


Evansville, Indiana - Vectren Corporation (NYSE:VVC) today reported 2003 third quarter earnings of $7.3 million, or $0.10 per share, compared to net income of $13.5 million, or $0.20 per share, for the same period last year. For the nine months ended September 30, 2003, reported earnings were $67.1 million, or $0.97 per share, compared to $71.6 million, or $1.06 per share, for the same period in 2002. Results for 2003 include the impact on earnings per average share related to the August equity offering of approximately 7.5 million shares.

The 2003 third quarter results declined $0.10 per share as compared to last year due primarily to lower electric margin of $7.4 million, or $.06 per share. This was attributable to milder cooling weather which was $3.6 million, or $0.03 per share and the effects of the economy and slightly lower wholesale power margins. The remaining decrease for the quarter was due to higher depreciation and increased operating expenses primarily due to timing.

Said Niel C. Ellerbrook, Chairman, President and CEO, "Results from our utility group were impacted by mild weather and an economy which has not measurably improved during the third quarter. Performance of our nonregulated business group continues to meet expectations and is on track to increase its earnings contribution again this year."

2003 Earnings Guidance

The impacts of high gas costs and slow economic recovery, coupled with lower third quarter results, has caused the Company to lower 2003 guidance by $0.10 per share. Vectren's current expectation is now in the range of $1.55 to $1.65 per share.

Utility Group

Utility group earnings for the third quarter 2003 were $2.4 million as compared to $9.0 million for the same quarter last year. Year-to-date earnings were $51.1 million as compared to $59.7 million for the same period last year.

Electric utility margin was $66.4 million, a decrease of $7.4 million compared to the third quarter of 2002. Accounting for approximately half of the decline, mild cooling weather compared to last year resulted in decreased volumes sold to retail and firm wholesale customers of 8% in 2003. In addition, impacts of the slow economy and slightly lower non-firm wholesale power margins also decreased non-weather related electric margin. Electric margin for the nine months was comparable to the prior year as the declines due to mild weather of $6.5 million and economic impacts were offset by increased non-firm wholesale power margins.

Gas utility margin for the third quarter, a non-heating, base load usage quarter, was generally flat compared to the prior year period. While margin was flat, residential and commercial usage increased slightly, offset by declining industrial usage due to the slow economic conditions. Year-to-date gas utility margin was $248.9 million, an increase of $19.9 million over 2002. Weather for the nine month period was 19% colder than 2002 and 8% colder than normal, impacting margin by approximately $12.6 million. The remaining increase in margin is attributable primarily to the recovery of higher gross receipts and excise taxes on higher gas costs and the recovery of Ohio customer choice implementation costs, partially offset by the negative effect of high gas prices on customer usage.

Increased other operating costs of $2.4 million during the quarter results primarily from the timing of routine expenditures between the two periods. For the nine month period, other operating costs increased $12.8 million due to timing of routine expenditures and maintenance projects, expensing of Ohio Choice implementation costs recovered through rates, increased uncollectible accounts expense due to higher gas costs, and increased employee benefit costs.

Increased depreciation and amortization expenses for the three and nine month periods reflect the addition of nearly $100 million of utility plant placed in service.

Interest costs for the comparable periods reflect the impact of the permanent financing completed in the third quarter of 2003 and lower short term interest rates.

Nonregulated Group (all amounts following in this section are after tax)

Nonregulated earnings for the third quarter 2003 were $5.7 million as compared to $5.8 million for the same quarter last year. Year-to-date earnings were $17.6 million as compared to $14.6 million for the same period last year.

The Energy Marketing and Services group reported third quarter and year to date results of $4.0 million and $ 14.5 million that exceeded the prior year periods by $1.1 million and $3.4 million, respectively. During the quarter, a $2.6 million gain was recorded from the sale of an investment in a company that provides real-time power plant and transmission line status information using wireless technology. This was offset by decreased earnings from gas marketing primarily from the timing of receipt of pipeline discounts, lower gas peaker sales and a non-recurring charge in 2003.

The Coal Mining group reported results for the quarter of $3.0 million, a decrease of $1.0 million, and year to date results of $10.2 million, an increase of $1.3 million. Results reflect Synfuel related fees and credits which increased $1.6 million to $3.6 million for the quarter and increased $5.2 million to $10.2 million for the nine-month period. Mining operations were down, principally attributable to lower mine yields.

Corporate

In July, the Company completed the sale of $100 million of 10-year unsecured notes with a 5.25% coupon and $100 million of 15-year notes with a coupon of 5.75%. In addition to issuing debt at attractive long-term rates, the Company also refunded $80 million of higher coupon debt. The debt was issued by Vectren Utility Holdings to fund the utilities capital program.

In August, the Company completed a public offering of 7,441,400 million shares of common stock, including the overallotment option. The Company realized net proceeds of approximately $163 million. The combination of both the debt and equity offerings allowed the Company to reduce its short-term debt balances, enhancing both liquidity and improving the Company's strong credit profile.

Please SEE ATTACHED unaudited schedules for additional financial information

Live Webcast on October 22

Vectren Corporation officers will discuss third quarter results and provide an outlook for 2003 during a conference call for analysts scheduled at 2:30 p.m. EDT (1:30 CDT), Wednesday October 22, 2003. You are invited to listen to the live Webcast and view the supporting slides by accessing the Investor Relations link on Vectren's Web site at www.Vectren.com. Interested parties may also view the slide presentation and listen to the Webcast replay via Vectren's Web site beginning two hours after the completion of the Webcast.

About Vectren

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to over one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These services include energy marketing; coal mining; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

Safe Harbor for Forward Looking Statements

This document contains forward-looking statements, which are based on management's beliefs and assumptions that derive from information currently known by management. Vectren wishes to caution readers that actual results could differ materially from those contained in this document. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K as amended on Form 10-K/A filed with the Securities and Exchange Commission on June 18, 2003.

Investor Contact  Steven M. Schein, (812) 491-4209, sschein@vectren.com
                                                    -------------------
Media Contact     Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com
                                                        ----------------------
                                       ###

                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                              Three Months              Nine Months
                                           Ended September 30       Ended September 30
                                          ---------------------  -----------------------
                                              2003       2002         2003         2002
                                          ---------------------  -----------------------
                                                    As Restated              As Restated
                                                    -----------              -----------
OPERATING REVENUE:
  Gas utility                             $ 115,735   $ 88,497   $  790,289   $  586,689
  Electric utility                          133,987    189,550      343,606      475,274
  Energy services and other                  29,118     26,345       90,829      253,005
                                          ---------   --------   ----------   ----------
      Total operating revenues              278,840    304,392    1,224,724    1,314,968
                                          ---------   --------   ----------   ----------

OPERATING EXPENSES:
  Cost of gas sold                           72,044     45,720      541,429      357,697
  Fuel for electric generation               24,954     22,872       66,320       59,731
  Purchased electric energy                  42,644     92,905      101,830      239,450
  Cost of energy services and other          21,966     16,306       66,561      223,147
  Other operating                            57,193     54,767      179,395      168,323
  Merger and integration costs                    -          -            -            -
  Restructuring costs                             -          -            -            -
  Depreciation and amortization              32,930     30,419       96,742       88,173
  Taxes other than income taxes               8,937      9,794       42,055       38,367
                                          ---------   --------   ----------   ----------
      Total operating expenses              260,668    272,783    1,094,332    1,174,888
                                          ---------   --------   ----------   ----------
OPERATING INCOME                             18,172     31,609      130,392      140,080

OTHER INCOME (EXPENSE):
   Equity in earnings (losses) of
       unconsolidated investments            (2,227)     1,707        6,450        8,500
  Other - net                                 8,329      3,770        6,174        9,017
                                          ---------   --------   ----------   ----------
      Total other income (expense)            6,102      5,477       12,624       17,517
                                          ---------   --------   ----------   ----------

INTEREST EXPENSE                             19,557     19,443       56,694       58,788
                                          ---------   --------   ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES             4,717     17,643       86,322       98,809

INCOME TAXES                                 (2,630)     3,663       19,158       27,022

MINORITY INTEREST IN SUBSIDIARY                  21        375           54          128

PREFERRED DIVIDEND REQUIREMENT
   OF SUBSIDIARY                                  4         15           18           25
                                          ---------   --------   ----------   ----------

NET INCOME                                $   7,322   $ 13,590   $   67,092   $   71,634
                                          =========   ========   ==========   ==========
AVERAGE COMMON SHARES OUTSTANDING            71,593     67,601       69,033       67,573
DILUTED COMMON SHARES OUTSTANDING            71,856     67,807       69,298       67,842

EARNINGS PER SHARE OF COMMON STOCK
 BASIC:
   EARNINGS PER SHARE OF COMMON STOCK     $    0.10   $   0.20   $     0.97   $     1.06
                                          =========   ========   ==========   ==========
 DILUTED:
   EARNINGS PER SHARE OF COMMON STOCK     $    0.10   $   0.20   $     0.97   $     1.06
                                          =========   ========   ==========   ==========

                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                         Twelve Months
                                                       Ended September 30
                                                   ---------------------------
                                                        2003           2002
                                                   ---------------------------
                                                                   As Restated
                                                                   -----------
OPERATING REVENUE:
    Gas utility                                    $ 1,112,627     $  835,863
    Electric utility                                   476,448        567,071
    Energy services and other                          125,015        362,848
                                                   -----------     ----------
            Total operating revenues                 1,714,090      1,765,782
                                                   -----------     ----------

OPERATING EXPENSES:
    Cost of gas sold                                   754,948        516,585
    Fuel for electric generation                        88,208         77,280
    Purchased electric energy                          158,647        263,475
    Cost of energy services and other                   92,831        321,890
    Other operating                                    234,020        235,202
    Merger and integration costs                             -            720
    Restructuring costs                                      -          4,666
    Depreciation and amortization                      128,200        116,411
    Taxes other than income taxes                       55,590         52,177
                                                   -----------     ----------
            Total operating expenses                 1,512,444      1,588,406
                                                   -----------     ----------
OPERATING INCOME                                       201,646        177,376

OTHER INCOME (EXPENSE):
    Equity in earnings (losses) of
       unconsolidated investments                        7,032          6,938
    Other - net                                          8,679         14,337
                                                   -----------     ----------
            Total other income (expense)                15,711         21,275
                                                   -----------     ----------

INTEREST EXPENSE                                        76,387         79,340
                                                   -----------     ----------

INCOME (LOSS) BEFORE INCOME TAXES                      140,970        119,311

INCOME TAXES                                            31,019         25,402

MINORITY INTEREST IN SUBSIDIARY                            440            (61)

PREFERRED DIVIDEND REQUIREMENT OF SUBSIDIARY                25             35
                                                   -----------     ----------

NET INCOME                                         $   109,486     $   93,935
                                                   ===========     ==========

AVERAGE COMMON SHARES OUTSTANDING                       68,674         67,560
DILUTED COMMON SHARES OUTSTANDING                       68,959         67,805

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    EARNINGS PER SHARE OF COMMON STOCK             $      1.59     $     1.39
                                                   ===========     ==========

  DILUTED:
    EARNINGS PER SHARE OF COMMON STOCK             $      1.59     $     1.39
                                                   ===========     ==========


                                VECTREN UTILITY HOLDINGS
                                AND SUBSIDIARY COMPANIES
                            CONSOLIDATED STATEMENTS OF INCOME
                          (Thousands, except for share amounts)
                                      (Unaudited)


                                             Three Months              Nine Months
                                          Ended September 30        Ended September 30
                                       -----------------------   ------------------------
                                          2003         2002         2003          2002
                                       -----------------------   ------------------------
                                                   As Restated                As Restated
                                                   -----------                -----------
OPERATING REVENUE:
  Gas utility                          $ 115,735    $  88,497    $  790,289    $  586,689
  Electric utility                       133,987      189,550       343,606       475,274
  Other                                      197          108           594           209
                                       ---------    ---------    ----------    ----------
      Total operating revenues           249,919      278,155     1,134,489     1,062,172
                                       ---------    ---------    ----------    ----------

OPERATING EXPENSES:
  Cost of gas sold                        72,044       45,720       541,429       358,315
  Fuel for electric generation            24,954       22,872        66,320        59,731
  Purchased electric energy               42,644       92,905       101,830       239,450
  Other operating                         51,365       49,035       161,863       149,090
  Merger and integration costs                 -            -             -             -
  Restructuring costs                          -            -             -             -
  Depreciation and amortization           30,356       27,806        88,799        80,926
  Taxes other than income taxes            9,200        9,498        41,782        37,574
                                       ---------    ---------    ----------    ----------
      Total operating expenses           230,563      247,836     1,002,023       925,086
                                       ---------    ---------    ----------    ----------

OPERATING INCOME                          19,356       30,319       132,466       137,086

OTHER INCOME (EXPENSE):
   Equity in earnings (losses) of
      unconsolidated affiliates              (35)        (415)         (453)         (931)
  Other - net                              2,238          701           956         6,539
                                       ---------    ---------    ----------    ----------
      Total other income (expense)         2,203          286           503         5,608
                                       ---------    ---------    ----------    ----------

INTEREST EXPENSE                          17,079       16,883        49,459        51,723
                                       ---------    ---------    ----------    ----------

INCOME BEFORE INCOME TAXES                 4,480       13,722        83,510        90,971

INCOME TAXES                               2,155        4,716        32,428        31,242

PREFERRED DIVIDEND REQUIREMENT
  OF SUBSIDIARY                                4           15            18            25
                                       ---------    ---------    ----------    ----------

NET INCOME                             $   2,321    $   8,991    $   51,064    $   59,704
                                       =========    =========    ==========    ==========

                            VECTREN UTILITY HOLDINGS
                            AND SUBSIDIARY COMPANIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                        Twelve Months
                                                      Ended September 30
                                                -----------------------------
                                                     2003             2002
                                                -----------------------------
                                                                     As Restated
                                                                  -----------
OPERATING REVENUE:
    Gas utility                                 $ 1,112,627       $   835,863
    Electric utility                                476,448           567,071
    Other                                               673               253
                                                ------------      -----------
            Total operating revenues              1,589,748         1,403,187
                                                -----------       -----------
OPERATING EXPENSES:
    Cost of gas sold                                754,948           517,203
    Fuel for electric generation                     88,208            77,280
    Purchased electric energy                       158,647           263,475
    Other operating                                 211,317           207,126
    Merger and integration costs                          -               720
    Restructuring costs                                   -             2,972
    Depreciation and amortization                   118,559           106,642
    Taxes other than income taxes                    54,945            50,594
                                                -----------       -----------
            Total operating expenses              1,386,624         1,226,012
                                                -----------       -----------
OPERATING INCOME                                    203,124           177,175

OTHER INCOME (EXPENSE):
    Equity in earnings (losses) of
       unconsolidated affiliates                     (1,380)           (1,379)
    Other - net                                       1,558            10,781
                                                ------------      -----------
            Total other income (expense)                178             9,402
                                                -----------       -----------

INTEREST EXPENSE                                     66,855            69,949
                                                -----------       -----------

INCOME BEFORE INCOME TAXES                          136,447           116,628

INCOME TAXES                                         47,958            39,331

PREFERRED DIVIDEND REQUIREMENT OF SUBSIDIARY             25                35
                                                -----------       -----------

NET INCOME                                      $    88,464       $    77,262
                                                ===========       ===========


         VECTREN CORPORATION                3 Months              9 Months
         SEGMENT HIGHLIGHTS             Ended September 30    Ended September 30
                                        ------------------------------------------
 (millions, except per share amounts)   ------------------------------------------
            (Unaudited)                  2003        2002       2003        2002
----------------------------------------------------------------------------------
                                                As Restated            As Restated
                                                -----------            -----------
Reported Earnings:
  Utility Group                         $ 2.4      $  9.0     $ 51.1      $ 59.7

  Non-regulated Group
     Energy Marketing and Services        4.0         2.9       14.5        11.1
     Mining                              (0.6)        2.0          -         3.9
     Synfuels related                     3.6         2.0       10.2         5.0
                                        -----      ------  -----------    ------
        Total Coal Mining                 3.0         4.0       10.2         8.9
     Utility Infrastructure Services      0.2         0.1       (1.0)       (0.4)
     Broadband                              -         0.1       (1.1)        0.3
     Other Businesses                    (1.5)       (1.3)      (5.0)       (5.3)
                                        -----      ------  -----------    ------
     Total Non-regulated Group            5.7         5.8       17.6        14.6

  Corporate and Other                    (0.8)       (1.3)      (1.6)       (2.7)
                                        -----      ------  -----------    ------

  Vectren Consolidated                  $ 7.3      $ 13.5     $ 67.1      $ 71.6
                                        =====      ======  ===========    ======

           VECTREN CORPORATION                              12 Months
           SEGMENT HIGHLIGHTS                            Ended September 30
                                                     --------------------------
  (millions, except per share amounts)               --------------------------
             (Unaudited)                               2003            2002 *
-------------------------------------------------------------------------------
                                                                     As Restated
                                                                    -----------
Reported Earnings:
   Utility Group                                     $  88.5           $ 77.3

   Non-regulated Group
        Energy Marketing and Services                   18.4             12.8
        Mining                                          (0.7)             7.4
        Synfuels related                                14.2              6.8
                                                     --------          -------
            Total Coal Mining                           13.5             14.2
        Utility Infrastructure Services                 (1.8)               -
        Broadband                                       (1.0)             0.1
        Other Businesses                                (7.1)           (10.5)
                                                     --------          -------
        Total Non-regulated Group                       22.0             16.6

   Corporate and Other                                  (1.0)               -
                                                     --------          -------

   Vectren Consolidated                              $ 109.5           $ 93.9
                                                     ========          =======

     * Reported earnings for the twelve months ended September 30, 2002 includes $4.4 million after tax of merger, integration and restructuring costs as follows: Utility group $3.1 million after tax; Non-regulated group $0.9 million after tax; and Corporate and Other $0.4 million after tax.

            VECTREN CORPORATION                             12 Months
            FINANCIAL HIGHLIGHTS                        Ended September 30
                                                     -------------------------

                                                       2003              2002
                                                     -------------------------

Dividends Paid (per common share, 12 months)         $  1.10           $  1.06

Annualized Dividend                                  $  1.10           $  1.06

Dividend Yield (at close)                                4.7%              4.8%

Dividend Payout Ratio                                   69.2%             76.3%

Dividend to Book Value                                   7.9%              8.4%


Return on Average Shareholders' Equity                  11.5%             11.2%

Book Value Per Share                                 $ 13.94           $ 12.59

Market to Book Value (at close)                          169%              175%

Common Stock Prices (VVC - NYSE)

High                                                 $ 26.13           $ 26.10

Low                                                  $ 19.70           $ 17.95

Close                                                $ 23.62           $ 22.00

Price/Earnings Ratio (trailing)                         14.8              15.8

Ratio of Total Debt to Total Capitalization               55%               61%

Percent Internally Generated Funds - Utility Group        67%               73%

Ratio of Earnings to Fixed Charges - SEC Method

        Consolidated                                     2.7               2.3
        Utility Group                                    3.0               2.6

       VECTREN CORPORATION
    SELECTED GAS DISTRIBUTION             3 Months               9 Months
      OPERATING STATISTICS           Ended September 30     Ended September 30
                                   ----------------------  ---------------------
                                     2003        2002        2003       2002
                                   ----------  ----------  ---------  ----------
           (Unaudited)                         As Restated           As Restated
----------------------------------             -----------           -----------

GAS OPERATING REVENUES (Thousands):

     Residential                    $ 67,722    $ 54,025   $ 521,481  $ 390,767

     Commercial                       31,504      21,524     197,078    136,003

     Contract                         15,228      12,329      65,834     57,071

     Miscellaneous Revenue             1,281         619       5,896      2,848
                                   ----------  ----------  ---------  ----------
                                   $ 115,735    $ 88,497   $ 790,289  $ 586,689
                                   ==========  ==========  =========  ==========

GAS MARGIN  (Thousands):

     Operating Revenues            $ 115,735    $ 88,497   $ 790,289  $ 586,689

     Cost of Gas                      72,044      45,720     541,429    357,697
                                   ----------  ----------  ---------  ----------
     Margin                         $ 43,691    $ 42,777   $ 248,860  $ 228,992
                                   ==========  ==========  =========  ==========

GAS SOLD & TRANSPORTED (MDth):

     Residential                       4,214       4,248     58,651      51,552

     Commercial                        2,590       2,402     23,793      19,993

     Contract                         18,260      19,827     66,944      68,761
                                   ----------  ----------  ---------  ----------
                                      25,064      26,477    149,388     140,306
                                   ==========  ==========  =========  ==========

AVERAGE GAS CUSTOMERS:

     Residential                     832,945     860,440    859,466     868,235

     Commercial                       76,376      78,512     78,172      79,527

     Contract                         33,585       4,136     17,368       4,195
                                   ----------  ----------  ---------  ----------
                                     942,906     943,088    955,006     951,957
                                   ==========  ==========  =========  ==========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                 203%         56%       108%         91%

         VECTREN CORPORATION
      SELECTED GAS DISTRIBUTION                      12 Months
        OPERATING STATISTICS                     Ended September 30
                                           ------------------------------
                                               2003              2002
                                           ------------      ------------
         (Unaudited) As Restated
-------------------------------------                        ------------
GAS OPERATING REVENUES (Thousands):

     Residential                           $   588,890         $ 558,870

     Commercial                                222,195           190,987

     Contract                                  292,677            84,410

     Miscellaneous Revenue                       8,865             1,596
                                           -----------         ---------
                                           $ 1,112,627         $ 835,863
                                           ===========         =========
GAS MARGIN  (Thousands):

     Operating Revenues                    $ 1,112,627         $ 835,863
     Cost of Gas                               754,948           516,585
                                           -----------         ---------
     Margin                                $   357,679         $ 319,278
                                           ===========         =========
GAS SOLD & TRANSPORTED (MDth):

     Residential                                87,988            74,445

     Commercial                                 34,811            28,167

     Contract                                   93,977            95,082
                                           -----------         ---------
                                               216,776           197,694
                                           ===========         =========
AVERAGE GAS CUSTOMERS:

     Residential                               863,957           866,647

     Commercial                                 78,639            79,593

     Contract                                   14,057             4,659
                                           -----------         ---------
                                               956,652           950,899
                                           ===========         =========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                           107%               87%


      VECTREN CORPORATION
        SELECTED ELECTRIC                    3 Months                    9 Months
      OPERATING STATISTICS               Ended September 30         Ended September 30
                                      ------------------------   -----------------------
                                         2003          2002         2003         2002
                                      ----------   -----------   ---------   -----------
       (Unaudited) As Restated As Restated
----------------------------------    -----------  -----------   ---------   -----------
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                      $   36,100    $  40,127    $  82,497    $   86,630

     Commercial                           23,528       23,600       61,009        61,291

     Industrial                           23,829       23,684       68,329        66,731

     Miscellaneous Revenue                 1,798        1,681        4,788         4,172
                                      ----------    ---------    ---------    ----------
       Total Retail                       85,255       89,092      216,623       218,824

     Wholesale                            48,732      100,458      126,983       256,450
                                      ----------    ---------    ---------    ----------
                                      $  133,987    $ 189,550    $ 343,606    $  475,274
                                      ==========    =========    =========    ==========
ELECTRIC MARGIN (Thousands):

     Operating Revenues               $  133,987    $ 189,550    $ 343,606    $  475,274

     Cost of Fuel & Purchased Power       67,598      115,777      168,150       299,181
                                      ----------    ---------    ---------    ----------
     Margin                           $   66,389    $  73,773    $ 175,456     $ 176,093
                                      ==========    =========    =========    ==========
ELECTRICITY SOLD (MWh):

     Residential                         487,890      584,313    1,144,209     1,264,594

     Commercial                          413,247      452,931    1,076,091     1,135,077

     Industrial                          646,225      643,567    1,851,906     1,872,241

     Miscellaneous Sales                   3,542        4,266       12,891        12,734
                                      ----------    ---------    ---------    ---------
       Total Retail                    1,550,904    1,685,077    4,085,097     4,284,646

     Firm Wholesale                      169,814      185,636      449,562       476,233
     Non-Firm Wholesale                1,014,188    2,661,520    3,039,238     8,297,421
                                      ----------    ---------    ---------    ----------
                                       2,734,906    4,532,233    7,573,897    13,058,300
                                      ==========    =========    =========    ==========
AVERAGE ELECTRIC CUSTOMERS:

     Residential                         117,010      116,104      116,929       115,970

     Commercial                           16,993       17,001       16,967        17,217

     Industrial                              162          175          172           175

     All Others                               21           23           21            23
                                      ----------    ---------    ---------    ----------
                                         134,186      133,303      134,089       133,385
                                      ==========    =========    =========    ==========
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                     203%          56%         108%           91%
    Cooling Degree Days                      93%         126%          82%          122%

            VECTREN CORPORATION
             SELECTED ELECTRIC                      12 Months
            OPERATING STATISTICS                Ended September 30
                                           ------------------------------
                                              2003               2002
                                           ----------         -----------
          (Unaudited)                                         As Restated
-----------------------------------------  ----------         -----------

ELECTRIC OPERATING REVENUES (Thousands):

     Residential                           $  103,990          $  107,501

     Commercial                                80,338              79,839

     Industrial                                91,968              86,767

     Miscellaneous Revenue                      5,656               6,000
                                           ----------          ----------
       Total Retail                           281,952             280,107

     Wholesale                                194,496             286,964
                                           ----------          ----------
                                           $  476,448          $  567,071
                                           ==========          ==========
ELECTRIC MARGIN (Thousands):

     Operating Revenues                    $  476,448          $  567,071

     Cost of Fuel & Purchased Power           246,855             340,755
                                           ----------          ----------
     Margin                                $  229,593          $  226,316
                                           ==========          ==========
ELECTRICITY SOLD (MWh):

     Residential                            1,446,830           1,553,735

     Commercial                             1,408,794           1,462,490

     Industrial                             2,496,000           2,433,614

     Miscellaneous Sales                       18,274              18,197
                                           ----------          ----------

       Total Retail                         5,369,898           5,468,036

     Firm Wholesale                           591,014             615,026
     Non-Firm Wholesale                     5,453,431           9,287,680
                                           ----------          ----------
                                           11,414,343          15,370,742
                                           ==========          ==========
AVERAGE ELECTRIC CUSTOMERS:

     Residential                              116,718             115,851

     Commercial                                17,015              17,245

     Industrial                                   173                 175

     All Others                                    22                  23
                                           ----------          ----------
                                              133,928             133,294
                                           ==========          ==========
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                          107%                 87%
    Cooling Degree Days                           83%                121%